TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus

Effective immediately, the following supplements the information already contained in the “Minimum Investment” sub-section of the Prospectus under the heading “How to Contact the Funds—Opening an Account”:

The minimum initial investment on Class I shares is waived for investors investing through the Merrill Lynch fee-based advisory platform.

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Effective immediately, the seventh bullet in the “Front-end Sales Load Waivers on Class A shares available at Merrill Lynch” sub-section of the Appendix to the Prospectus under the heading “Appendix—Waivers and Discounts Available from Intermediaries” is deleted in its entirety and replaced to read as follows:

•	shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date;

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Investors Should Retain this Supplement for Future Reference

May 24, 2017